UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2024

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street
Denver, Colorado	80202-2994
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On November 19, 2024, Lumen Technologies, Inc. (the “Company” or “Lumen”) issued a press release (the “Press Release”) announcing (1) the expiration and results of certain of the previously-announced cash tender offers (each, an “Expired Offer” and collectively, the “Expired Offers”) of it and its indirect, wholly-owned subsidiary Level 3 Financing, Inc. (“Level 3” and, together with Lumen, the “Offerors”) and (2) amendments to increase the tender offer consideration for each Offeror’s outstanding unsecured notes maturing in 2028 and extend the Expiration Time for the Amended Offers (as defined below) (collectively, with the Expired Offers, the “Offers”).
The Offer to Purchase, including the related Notice of Guaranteed Delivery attached as Appendix A thereto, dated November 12, 2024, as amended by the Press Release (collectively, as amended, the “Offer to Purchase”), sets forth the complete terms and conditions of the Offers. Except for the amendments described in the Press Release, the terms and conditions of the Offers remain the same as set forth in the Offer to Purchase.
The matters set forth below are discussed in further detail in the Press Release, which is attached hereto as Exhibit 99.2.
Expected Settlement of Expired Offers
The Expired Offers expired at 5:00 p.m., New York City time, on November 18, 2024 (such date and time, the “Original Expiration Time”). Subject to the satisfaction or waiver of the conditions to the Offers, prior to the close of business on November 19, 2024 (such date, the “Expired Offer Settlement Date”), the Offerors expect to accept for purchase, and expect to pay for, all of (1) Lumen’s outstanding 5.625% Senior Notes, Series X, due 2025, 7.200% Senior Notes, Series D, due 2025, 5.125% Senior Notes due 2026 and 4.000% Senior Secured Notes due 2027 (Unsecured) and (2) Level 3’s outstanding 3.400% Senior Secured Notes due 2027 (Unsecured) and 4.625% Senior Notes due 2027 (collectively, the “Expired Offer Notes”) validly tendered (and not validly withdrawn) at or prior to the Original Expiration Time. Any Expired Offer Notes validly and timely tendered using the guaranteed delivery procedures and accepted for purchase are expected, subject to the satisfaction or waiver of the conditions to the Offers, to be purchased on November 21, 2024, but payment of accrued interest on such Expired Offer Notes will only be made up to, but not including, the Expired Offer Settlement Date on the terms and conditions specified in the Offer to Purchase.
Amended Offers
Lumen and Level 3 have amended the remaining Offers (the “Amended Offers”) to purchase any and all of (1) Lumen’s outstanding 6.875% Debentures, Series G, due 2028 and (2) Level 3’s outstanding 4.250% Senior Notes due 2028 (collectively, the “2028 Notes” and, together with the Expired Offer Notes, the “Notes”) to increase the tender offer consideration for each series of the 2028 Notes and extend the Expiration Time for the Amended Offers.
In connection with this increase in the tender consideration for each series of the 2028 Notes, the expiration time of the Amended Offers has been extended to 5:00 p.m., New York City time, on November 25, 2024, unless further extended or earlier terminated by Lumen or Level 3, as applicable (such time and date, as it may be further extended or earlier terminated, the “2028 Notes Expiration Time”). Any 2028 Notes that have been, or will be, validly tendered prior to the 2028 Notes Expiration Time may be validly withdrawn at any time prior to the earlier of (i) the 2028 Notes Expiration Time and (ii) the 10th business day after the commencement of the applicable Offer, as well as any other circumstances described in the Offer to Purchase. The Guaranteed Delivery Deadline (as defined in the Offer to Purchase) for the Amended Offers has also been extended to 5:00 p.m., New York City time, on November 27, 2024.
No Offer or Solicitation
Neither this Current Report on Form
8-K
nor the Press Release attached hereto as Exhibit 99.2 constitutes either (i) an offer to purchase, or a solicitation of an offer to sell, the Notes, or (ii) a solicitation to participate in the Offers. The Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with applicable laws.
Cautionary Statements Concerning Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on
Form 8-K
and Exhibit 99.2 hereto identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibit 99.2 hereto and our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated November 12, 2024, announcing the launch of the Offers (incorporated by reference to Exhibit 99.1 to the registrants’ Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2024).

99.2	Press Release, dated November 19, 2024, announcing the results and expiration of the tender offers for the Expired Offer Notes and the extension and repricing of the Amended Offers.

104	Cover page formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: November 19, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: November 19, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

QWEST CORPORATION

Dated: November 19, 2024	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer